EX 10.39
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of the 31st day of December, 2019, by and among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC., a Maryland corporation (“REIT”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company (“Global II Holdco”), THE PARTIES EXECUTING BELOW AS SUBSIDIARY GUARANTORS (the “Subsidiary Guarantors”; REIT, International Holdco, Global II Holdco and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain First Amended and Restated Credit Agreement dated as of August 1, 2019 (collectively, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as modified and amended by this Amendment).
2.    Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)    By deleting in its entirety the definition of “Approved Foreign Country” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:
“Approved Foreign Country. Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.”;
(b)    By inserting the following new definition in §1.1 of the Credit Agreement, in appropriate alphabetical order:

“Excluded Foreign Subsidiary. A business entity organized under the laws of any jurisdiction other than the laws of a State or Commonwealth of the United States or of the District of Columbia which indirectly owns Eligible Real Estate located in an Approved Foreign Country and which, in each case as determined by Agent in its reasonable discretion, (i) is prohibited from becoming a Guarantor by the terms of any agreement governing Non-Recourse Indebtedness owed to a non-affiliate permitted under this Agreement (or by the terms of the relevant organizational agreement or other governing document of the entity that is the borrower (or the direct parent of the borrower) under such Non-Recourse Indebtedness), (ii) is a Person for which becoming a Guarantor would violate or conflict with Applicable Law (including, without limitation, corporate benefit, financial assistance, fraudulent preference, thin capitalization rules and similar laws or regulations which limit the ability of such Person to provide a guaranty of the Obligations) or with any fiduciary duties of officers or directors of such Person, or (iii) is a Person with respect to which the cost of obtaining a Guaranty from such Person exceeds the practical benefit to the Lenders afforded thereby (including, without limitation, in the nature of stamp duties, notarization, registration or other costs that are disproportionate to the benefit afforded by such Person providing a Guaranty, or that cause such benefit to be otherwise unavailable in a practicable manner).”; and
(c)    By inserting the following new sentence after the first (1st) sentence of §5.2 of the Credit Agreement:
“Notwithstanding the foregoing, Agent may, in its reasonable discretion, permit Real Estate located in an Approved Foreign Country to be included as an Unencumbered Pool Asset without requiring any Excluded Foreign Subsidiary which indirectly owns such Real Estate to become a Guarantor so long as such Real Estate otherwise satisfies all of the conditions to be included as an Unencumbered Pool Asset hereunder.”
3.    References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.    Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remains in full force and effect and constitutes the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

5.    Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor, other than those in favor of Agent, on behalf of itself and the other Lenders, pursuant to the Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)    Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Governmental Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.
(d)    Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 5(d) shall not apply with respect to any such representations and warranties.
6.    No Default. By execution hereof, the Borrower and the Guarantors certify that, immediately after giving effect to this Amendment, there exists no Default or Event of Default as of the date of this Amendment.
7.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
8.    Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
9.    Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Majority Lenders;
(b)receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment;
(c)receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and
(d)the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.

10.    Amendment as Loan Document. This Amendment shall constitute a Loan Document.
11.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
12.    MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
GLOBAL NET LEASE OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	GLOBAL NET LEASE, INC., a Maryland corporation, its general partner
By: /s/ James L. Nelson
Name: James L. Nelson
Title: Chief Executive Officer

REIT:
GLOBAL NET LEASE, INC., a Maryland corporation
By: /s/ James L. Nelson
Name: James L. Nelson
Title: Chief Executive Officer

INTERNATIONAL HOLDCO:
ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company
By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

GLOBAL II HOLDCO:
ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company
By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory
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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:

ARC GSFRNTN001, LLC,
ARC TFDPTIA001, LLC,
ARC NOWILND001, LLC,
ARC GSDVRDE001, LLC,
ARC GSGTNPA001, LLC,
ARC GSMSSTX001, LLC,
ARC GSDALTX001, LLC,
ARC NOPLNTX001, LLC,
ARC DRINDIN001, LLC,
ARC VALWDCO001, LLC,
ARC GBLMESA001, LLC,
ARC FEAMOTX001, LLC,
ARC FECPEMA001, LLC,
ARC WNBRNMO001, LLC,
ARC VCLIVMI001, LLC,
ARC CTFTMSC001, LLC, each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

ARC TFKMZMI001, LLC,
ARC SWWSVOH001, LLC,
ARC FD73SLB001, LLC,
ARC WMWSLNC001, LLC,
ARC SANPLFL001, LLC,
ARC FEWNAMN001, LLC,
ARC DG40PCK001, LLC,
ARC FEWTRNY001, LLC,
ARC KUSTHMI001, LLC,
ARC FELEXKY001, LLC,
ARC GECINOH001, LLC,
ARC DNDUBOH001, LLC,
ARC FELKCLA001, LLC,
ARC FD34PCK001, LLC,
ARC OGHDGMD001, LLC,
ARC FSMCHIL001, LLC,
ARC FEBILMA001, LLC,
ARC AMWCHKS001, LLC,
ARC FESALUT001, LLC,
ARC CGJNSMI001, LLC;
ARC CGFRSMI001, LLC, each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

ARC FEPIESD001, LLC,
ARC GSFFDME001, LLC,
ARC GSRNGME001, LLC,
ARC GSRPCSD001, LLC,
ARC TRLIVMI001, LLC,
ARC FEHBRKY001, LLC,
ARC CGMARSC001, LLC,
ARC CGLGNIN001, LLC,
ARC JTCHATN001, LLC,
ARC JTCHATN002, LLC,
ARC BHSBDIN001, LLC,
ARC HLHSNTX001, LLC,
ARC FEMANMN001, LLC,
ARC GSRTNNM001, LLC,
ARC ACHNETH001, LLC,
ARG CBSKSMO001, LLC,
ARC ODVLONET001, LLC
ARG VAGNVFL001, LLC,
ARG LSWYGMI001, LLC,
ARG LSCHIIL001, LLC,
ARG LSCHIIL002, LLC,
ARG LSCHIIL003, LLC, each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

ARG CSBLVMI001, LLC,
ARG CSHMDIN001, LLC,
ARG CSLIVMI001, LLC,
ARG CSTWBOH001, LLC,
ARG CSWYGMI001, LLC,
ARG FCSTHMI001, LLC,
ARG DPSPNIA001, LLC,
ARC FEGBRNC001, LLC,
ARC DBGESRG001, LLC,
ARG NIGTNMA001, LLC,
ARG LKCLLAL001, LLC,
ARG GASTNMI001, LLC,
ARG WGPTBPA001, LLC,
ARG VFKCYKS001, LLC,
ARG CMGLTWY001, LLC,
ARG SSFSRIN001, LLC,
ARG EQWBGPA001, LLC,
ARG HCCLHGA001, LLC,
ARG SNCSPCO001, LLC, each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

ARG CFSRSLB001, LLC,
ARG CFSRSLB002, LLC,
ARG VSSRACA001, LLC,
ARG VSSRACA002, LLC, and
ARC WHAMSNE001, LLC, each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent
By: /s/ Sara Jo Smith

Name: Sara Jo Smith
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Jessica W. Philips

Name: Jessica W. Philips
Title: Authorized Signatory / Senior Vice President

CITIZENS BANK, N.A.

By: /s/ Michelle M. Dawson

Name: Michelle M. Dawson
Title: Vice President

BMO HARRIS BANK, N.A.

By: /s/ Lloyd Baron

Name: Lloyd Baron
Title: Director

KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

MIZUHO BANK, LTD.

By: /s/ Donna DeMagistris

Name: Donna DeMagistris
Title: Authorized Signatory
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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Keith J. Connolly
Name: Keith J. Connolly
Title: General Manager

BBVA USA, an Alabama banking corporation
By: /s/ Scott Childs

Name: Scott Childs

Title: Senior Vice President

SOCIÉTÉ GÉNÉRALE
By: /s/ John Hogan
Name: John Hogan

Title: Director
COMERICA BANK
By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

SYNOVUS BANK

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director
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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Annie Chung

Name: Annie Chung

Title: Director

By: /s/ Ming K Chu

Name: Ming K Chu

Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Doreen Barr

Name: Doreen Barr

Title: Authority Signatory

By: /s/ Komal Shah

Name: Komal Shah

Title: Authority Signatory

KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to First Amended and Restated Credit Agreement